   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 1999
                                                      REGISTRATION NO. 333-78231
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                          PRE-EFFECTIVE AMENDMENT NO. 4
                                       TO
                                    FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                               ------------------

                           RANGE RESOURCES CORPORATION


       RANGE OPERATING COMPANY                      RANGE GAS COMPANY
      RANGE PRODUCTION COMPANY                     LOMAK FINANCING TRUST
   BUFFALO OILFIELD SERVICES, INC.                RRC OPERATING COMPANY
    RANGE ENERGY SERVICES COMPANY           RANGE ENERGY VENTURES CORPORATION
 RANGE RESOURCES DEVELOPMENT COMPANY               GULFSTAR ENERGY, INC.
        RANGE ENERGY I, INC.                      GULFSTAR SEISMIC, INC.
RANGE GATHERING & PROCESSING COMPANY

           (exact name of registrants as specified in their charters)

                         DELAWARE                                                 34-1312571
                           OHIO                                                   34-1198756
                         DELAWARE                                                 75-1722213
                           OHIO                                                   34-1458616
                         DELAWARE                                                 75-2423912
                         DELAWARE                                                 34-1772901
                         DELAWARE                                                 52-1996729
                         DELAWARE                                                 52-2016991
                         DELAWARE                                                 52-2016989
                         DELAWARE                                                 __________
                           OHIO                                                   34-1570492
                         DELAWARE                                                 76-0405733
                         DELAWARE                                                 76-0328570
                         DELAWARE                                                 76-0428570
 (state or jurisdiction of incorporation or organization)            (I.R.S. employer identification no.)

                                      1311
                          (Primary Standard Industrial
                           Classification Code Number)

                                                           JOHN H. PINKERTON
          500 THROCKMORTON STREET                       500 THROCKMORTON STREET
          FORT WORTH, TEXAS 76102                       FORT WORTH, TEXAS 76102
               (817) 870-2601                               (817) 870-2601
       (Address, including zip code,              (Name, address, including zip code,
 and telephone number, including area code,         and telephone number, including
of Registrant's principal executive offices)       area code, of agent for service)

                               ------------------

                                    Copy to:

                                  J. MARK METTS
                             VINSON & ELKINS L.L.P.
                              2300 FIRST CITY TOWER
                                   1001 FANNIN
                           HOUSTON, TEXAS 77002-6760
                            TELEPHONE: (713) 758-2222

                               ------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this registration statement becomes effective.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

                               ------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

     ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law authorizes, among other things, a corporation to indemnity any person ("indemnitee") who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that he acted in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify past or present officers and directors of such corporation or of another corporation or other enterprise at the former corporation's request, in an action by or in the right of the corporation to procure a judgment in its favor under the same conditions, except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in defense of any action referred to above, or in defense of any claim, issue or matter therein, the corporation must indemnify him against the expenses (including attorneys' fees) which he actually and reasonably incurred in connection therewith. Section 145 further provides that any indemnification shall be made by the corporation only as authorized in each specific case upon a determination by the (i) stockholders, (ii) Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (iii) independent counsel if a quorum of disinterested directors so directs. The indemnification pursuant to Section 145 is not exclusive of other rights of indemnification to which a person may be entitled.

     Section 145 of the DGCL also empowers Range to purchase and maintain insurance on behalf of any person who is or was an officer or director of Range against liability asserted against or incurred by him in any such capacity, whether or not Range would have the power to indemnify such officer or director against liability under the provisions of Section 145.

     Article SEVENTH, section (5) of Range's Certificate of Incorporation provides:

     Any former, present or future director, officer or employee of the Company or the legal representative of any such director, officer or employee shall be indemnified by the Company.

     (a) against reasonable costs, disbursements and counsel fees paid or incurred where such person has ben successful on the merits or otherwise in any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal therein and any inquiry or investigation which could lead to such action, suit or proceeding, or in defense of any claim, issue or matter therein, by reason of such person being or having been such director, officer or employee, and

     (b) with respect to any such action, suit, proceeding, inquiry or investigation for which indemnification is not made under (a) above, against reasonable costs, disbursements (which shall include amounts paid in satisfaction of settlements, judgments, fines and penalties, exclusive, however, of any amount paid or payable to the Company) and counsel fees if such person also had no reasonable cause to believe the conduct was unlawful, with the determination as to whether the applicable standard of conduct was met to be made by a majority of the members of the Board of Directors (sitting as a committee of the Board) who were not parties to such inquiry, investigation, action, suit or proceeding or by any one or more disinterested counsel to whom the question may be referred to the Board of Directors; provided, however, in connection with any proceeding by or in the right of the Company, no indemnification shall be provided as to any person adjudged by any court to be liable for negligence or misconduct except as and to the extent determined by such court.

     Article EIGHTH of Range's Certificate of Incorporation provides:

     No director of the Company shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction form which the director derived an improper personal benefit. This paragraph shall not eliminate or limit the liability of a director for any act or omission occurring prior to the effective date of its adoption. If the General Corporation Law of the State of Delaware is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director to the Corporation shall be limited or eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time. No repeal or modification of this Article VIII, directly or by adoption of an inconsistent provision of this Certificate of Incorporation, by the stockholders of the Corporation shall be effective with respect to any cause of action, suit, claim or other matter, but for this
Article VIII, would accrue or arise prior to such repeal or modification.

     Article XII of Range's Bylaws provides that each director, officer, employee and agent of Range shall be indemnified by Range to the fullest extent permitted by Delaware law, including any changes in Delaware law adopted in the future. All directors of Range have executed an indemnification agreement the form of which was approved by stockholders at Range's 1994 annual stockholders meeting.

     Article XII of Range's Bylaws also allows Range to purchase liability insurance for officers and directors and an insurance policy is currently in place.

     The preceding discussion of Range's Certificate of Incorporation, Section 145 of the General Corporation Law of the State of Delaware, our Bylaws and the indemnification agreements is not intended to be exhaustive and is qualified in its entirety by the Certificate of Incorporation, the Bylaws, Section 145 of the General Corporation Law of the State of Delaware, and the indemnification agreements.

     ITEM 21. EXHIBITS

     There are filed with this Registration Statement the following exhibits:


EXHIBIT
NUMBER            Description
------            -----------

 1.1* -- Form of Equity Underwriting Agreement.

 1.2* -- Form of Debt Securities Underwriting Agreement

 3.1 -- Certificate of Incorporation dated March 24, 1980 (incorporated by reference to Range's Registration Statement (No. 33-31558)

 3.2 -- Certificate of Amendment of Certificate of Incorporation dated July 22, 1981 (incorporated by reference to Range's Registration Statement (No. 33-31558))

 3.3 -- Certificate of Amendment of Certificate of Incorporation dated September 8, 1982 (incorporated by reference to Range's Registration Statement (No. 33-31558))

 3.4 -- Certificate of Amendment of Certificate of Incorporation dated July 22, 1981 (incorporated by reference to Range's Registration Statement (No. 33-31558))

 3.5 -- Certificate of Amendment of Certificate of Incorporation dated August 31, 1989 (incorporated by reference to Range's Registration Statement (No. 33-31558))

 3.6 -- Certificate of Amendment of Certificate of Incorporation dated May 30, 1991 (incorporated by reference to Range's Registration Statement (No. 333-20257))

 3.7 -- Certificate of Amendment of Certificate of Incorporation dated November 20, 1992 (incorporated by reference to Range's Registration Statement (No. 333-20257))

 3.8 -- Certificate of Amendment of Certificate of Incorporation dated May 24, 1996 (incorporated by reference to Range's Registration Statement (No. 333-20257))

 3.9 -- Certificate of Amendment of Certificate of Incorporation dated October 2, 1996 (incorporated by reference to Range's Registration Statement (No. 333-20257))

3.10 -- Restated Certificate of Incorporation as required by Item 102 of Regulation S-T (incorporated by reference to Range's Registration Statement (No. 333-20257))

3.11 -- Certificate of Amendment of Certificate of Incorporation dated August 25, 1998 (incorporated by reference to Range's Registration Statement (No. 333-62439))

3.12 -- Amended and Restated By-Laws of Range (incorporated by reference to Range's Registration Statement (No. 33-31558))

 4.1 -- Certificate of Incorporation of Range, as amended (incorporated by reference to Exhibits 3.1 through 3.11)

 4.2   -- Amended and Restated By-Laws of Range (incorporated by reference to
          Exhibit 3.12)

 4.3** -- Form of Indenture between Range and one or more commercial banks to be named, as trustee.

 4.4*  -- Form of Senior Debt Security.

 4.5*  -- Form of Subordinated Debt Security.

 4.6*  -- Form of Deposit Agreement.

 4.7*  -- Form of Depositary Receipt.

 4.8*  -- Form of Warrant Agreement.

 4.9*  -- Form of Warrant Certificate.

4.10*  -- Form of Guarantee.

4.11 -- Specimen certificate of Lomak Petroleum, Inc. (incorporated by reference to the Company's Registration Statement (No. 333-20257)).

4.12 -- Certificate of Trust of Lomak Financing Trust (incorporated by reference to the Company's Registration Statement (No. 333-43823)).

4.13 -- Amended and Restated Declaration of Trust of Lomak Financing Trust dated as of October 22, 1997 by The Bank of New York (Delaware) and the Bank of New York as Trustees and Lomak Petroleum, Inc. as Sponsor (incorporated by reference to the Company's Registration Statement (No. 333-43823)).

4.14 -- Indenture dated as of October 22, 1997, between Lomak Petroleum, Inc. and The Bank of New York (incorporated by reference to the Company's Registration Statement (No. 333-43823)).

4.15 -- First Supplemental Indenture dated as of October 22, 1997, between Lomak Petroleum, Inc. and The Bank of New York (incorporated by reference to the Company's Registration Statement (No. 333-43823)).

4.16   -- Form of 5 3/4% Preferred Convertible Securities (included in Exhibit
          4.5 above).

4.17   -- Form of 5 3/4% Convertible Junior Subordinated Debentures (included in
          Exhibit 4.7 above).

4.18 -- Convertible Preferred Securities Guarantee Agreement dated October 22, 1997, between Lomak Petroleum, Inc., as Guarantor, and The Bank of New York as Preferred Guarantee Trustee (incorporated by reference to the Company's Registration Statement (No. 333-43823)).

4.19 -- Common Securities Guarantee Agreement dated October 22, 1997, between Lomak Petroleum, Inc., as Guarantor, and The Bank of New York as Common Guarantee Trustee. (incorporated by reference to the Company's Registration Statement No. 333-43823)).

4.20 -- Purchase and Sale Agreement between Cometra Energy, L.P. and Cometra Production Company, L.P., as seller, and Lomak Petroleum, Inc., as buyer, dated December 31, 1996, including First Amendment to Purchase and Sale Agreement, dated January 10, 1997 (incorporated by reference to the Company's Registration Statement (No. 333-20257)).

4.21 -- Purchase and Sale Agreement between Rockland, L.P., as seller, and Lomak Petroleum, Inc., as buyer, dated December 31, 1996 (incorporated by reference on the Company's Registration Statement (No. 333-20257)).

4.22 -- Form of Trust Indenture relating to the Senior Subordinated Notes due 2007 between Lomak Petroleum, Inc., and Fleet National Bank as trustee (incorporated on the Company's Registration Statement (No. 333-20257)).

4.23 -- Purchase and Sale Agreement dated as of September 8, 1997 by and among Cabot Oil & Gas Corporation, Cranberry Pipeline Corporation, Big Sandy Gas Company, and Lomak Petroleum, Inc. (incorporated by reference to Form 10-K dated March 20, 1998).

4.24 -- Agreement and Plan of Reorganization dated December 5, 1997 between Arrow Operating Company, Kelly W. Hoffman and L.S. Decker and Lomak

          Petroleum, Inc. (incorporated by reference to the Company's Registration Statement (No. 333-43823)).

 5.1+ -- Form of opinion of Vinson & Elkins L.L.P. as to the legality of the securities to be registered.

10.1 -- Incentive and Non-Qualified Stock Option Plan dated March 13, 1989 (incorporated by reference to the Company's Registration Statement (No. 33-31558)).

10.2 -- Advisory Agreement dated September 29, 1988 between Lomak and SOCO (incorporated by reference to the Company's Registration Statement (No. 33-31558)).

10.3 -- 401(k) Plan Document and Trust Agreement effective January 1, 1989 (incorporated by reference to the Company's Registration Statement (No. 33-31558)).

10.4 -- 1989 Stock Purchase Plan (incorporated by reference to the Company's Registration Statement (No. 33-31558)).

10.5 -- Form of Directors Indemnification Agreement (incorporated by reference to the Company's Registration Statement (No. 333-47544)).

10.6 -- 1994 Outside Directors Stock Option Plan (incorporated by reference to the Company's Registration Statement (No. 33-47544)).

10.7 -- 1994 Stock Option Plan (incorporated by reference to the Company's Registration Statement (No. 33-47544)).

10.8 -- $400,000,000 Credit Agreement Among Lomak Petroleum, Inc., as Borrower, and the Several Lenders from Time to Time parties Hereto, including Bank One, Texas, N.A. as Administrative Agent, The Chase Manhattan Bank, as Syndication Agent, and Nationsbank of Texas, N.A., as Documentation Agent (incorporated by reference to Form 10-K dated February 7, 1997).

10.9 -- Registration Rights Agreement dated October 22, 1997, by and among Lomak Petroleum, Inc., Lomak Financing Trust, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston, Forum Capital markets L.P. and McDonald Company Securities, Inc., (incorporated by reference to the Company's Registration Statement (No. 333-43823)).

10.10 -- Amendment to the Lomak Petroleum, Inc., 1989 Stock Purchase Plan, as amended (incorporated by reference to the Company's Registration Statement (No. 333-44821)).

10.11 -- 1997 Stock Purchase Plan (incorporated by reference to the Company's Registration Statement (No. 333-44821)).

10.12 -- 1997 Stock Purchase Plan, as amended (incorporated by reference to the Company's Registration Statement (No. 333-44821)).

10.13 -- Fourth Amendment to $400,000,000 Credit Agreement dated January 27, 1999 (incorporated by reference to Form 10-K dated March 15, 1999).

10.14 -- Second Amended and Restated 1996 Stock Purchase and Option Plan for Key Employees of Domain Energy Corporation and Affiliates (incorporated by reference to the Company's Registration Statement (No. 333-62439)).

10.15 -- Domain Energy Corporation 1997 Stock Option Plan for Nonemployee Directors (incorporated by reference to the Company's Registration Statement (No. 333-62439)).

10.16 -- Employment Agreement, dated August 25, 1998, between the Company and Michael V. Ronca (incorporated by reference to Form 10-K dated March 15, 1999).

10.17 -- Credit Agreement, dated as of June 7, 1996, between Domain Finance Corporation and Compass Bank--Houston (including the First and the Second Amendment thereto) (incorporated by reference to Exhibit 10.3 of Domain Energy Corporation's Registration Statement on Form S-1 filed with the Commission on April 4, 1997 and Exhibit 10.3 of Amendment No. 1 to Domain Energy Corporation's Registration Statement on Form S-1 filed with the Commission on May 21, 1997) (File No. 333-24641).

12.1 -- Computation of Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges and Preferred Stock Dividends (incorporated by reference to Range's registration statement on Form S-3, filed as of April 22,
          1999).

21.1 -- Subsidiaries of the Registrant (incorporated by reference to Form 10-K dated March 15, 1999).

23.1+  -- Consent of Arthur Andersen LLP.

23.2+  -- Consent of Vinson & Elkins L.L.P. (included in the opinion filed as
          Exhibit 5.1 to this Registration Statement).

24.1** -- Powers of Attorney of directors and officers of Range and Subsidiary
          Guarantors.

25.1* -- Form T-1 Statement for Eligibility under Trust Indenture Act of 1933 of Trustee.

---------------

+ Filed herewith.
* To be filed.
** Previously filed.

     ITEM 22. UNDERTAKINGS

     The undersigned registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

     (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of Range's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (6) That every prospectus: (i) that is filed pursuant to paragraph (5) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (7) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (8) To supply by means of a post-effective amendment all required information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

     (9) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrants pursuant to the provisions described in Item 15 above or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by the director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of the issue.

     (10) The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act of 1939.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Worth, Texas, on September 22, 1999.


                                       RANGE RESOURCES CORPORATION

                                       By: /s/ John H. Pinkerton
                                           -------------------------------------
                                           John H. Pinkerton
                                           President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




          SIGNATURE                                 TITLE                                   DATE
          ---------                                 -----                                   ----

                 *                  Chairman and Chairman of the Board                  September 22, 1999
-------------------------------
         Thomas J. Edelman

                 *                  Chief Executive Officer, President and              September 22, 1999
-------------------------------     Director
         John H. Pinkerton

                 *                  Chief Operating Officer, and Director               September 22, 1999
-------------------------------
         Michael V. Ronca

       /s/ Thomas W. Stoelk         Chief Financial Officer and Senior Vice             September 22, 1999
-------------------------------     President - Finance & Administration
         Thomas W. Stoelk

                 *                  Chief Accounting Officer and Vice                   September 22, 1999
-------------------------------     President and Controller
         Geoffrey T. Doke

                 *                  Director                                            September 22, 1999
-------------------------------
         Robert E. Aikman

                 *                  Director                                            September 22, 1999
-------------------------------
          Allen Finkelson

                 *                  Director                                            September 22, 1999
-------------------------------
          Anthony V. Dub

                 *                  Director                                            September 22, 1999
-------------------------------
           Ben A. Guill

                 *                  Director                                            September 22, 1999
-------------------------------
        Jonathan S. Linker



* The undersigned, by signing his name hereto, does sign and execute this Amendment No. 4 to Registration Statement on Form S-4 on September 22, 1999, pursuant to powers of attorney executed on behalf of the above-named officers and directors and previously filed with the Securities and Exchange Commission.


By: /s/ Thomas W. Stoelk
    -------------------------------
        Thomas W. Stoelk
        Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, each of the registrants has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Worth, Texas, on September 22, 1999.


                                   RANGE OPERATING COMPANY
                                   RANGE PRODUCTION COMPANY
                                   BUFFALO OILFIELD SERVICES, INC.
                                   RANGE ENERGY SERVICES COMPANY
                                   RESOURCES DEVELOPMENT COMPANY
                                   RANGE ENERGY I, INC.
                                   RANGE GATHERING & PROCESSING COMPANY
                                   RANGE GAS COMPANY
                                   RRC OPERATING COMPANY
                                   RANGE ENERGY VENTURES CORPORATION
                                   GULFSTAR ENERGY, INC.
                                   GULFSTAR SEISMIC, INC.

                                   By: /s/ John H. Pinkerton
                                       -----------------------------------------
                                           John H. Pinkerton
                                           President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



      SIGNATURE                                 TITLE                                   DATE
      ---------                                 -----                                   ----

          *                        Director, Chief Executive Officer and         September 22, 1999
-------------------------------    President (principal executive officer)
  John H. Pinkerton

/s/ Thomas W. Stoelk               Director and Senior Vice President -          September 22, 1999
-------------------------------    Finance (principal financial and
    Thomas W. Stoelk               accounting officer)

          *                        Director and Chief Operating Officer          September 22, 1999
-------------------------------
    Michael V. Ronca



* The undersigned, by signing his name hereto, does sign and execute this Amendment No. 4 to Registration Statement on Form S-4 on September 22, 1999, pursuant to powers of attorney executed on behalf of the above-named officers and directors and previously filed with the Securities and Exchange Commission.


By: /s/ Thomas W. Stoelk
    -------------------------------
        Thomas W. Stoelk
        Attorney-in-fact

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 4 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on September 22, 1999.


                                       LOMAK FINANCING TRUST

                                       By: /s/ John H. Pinkerton
                                           -------------------------------------
                                               John H. Pinkerton, Trustee


                                       By: /s/ Thomas W. Stoelk
                                           -------------------------------------
                                               Thomas W. Stoelk, Trustee

                                INDEX TO EXHIBITS



  EXHIBIT NUMBER              DESCRIPTION
  --------------              -----------

       5.1                    Opinion of Vinson & Elkins L.L.P.

      23.1                    Consent of Independent Public Accountants